Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of iShares Trust

In planning and performing our audits of the financial statements of the funds of iShares Trust, as listed in the attached Appendix A, (hereafter referred to as the "Funds") as of and for the year ended April 30, 2014, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Funds' internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinions on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting.  Accordingly, we do not express an opinion on the effectiveness of the Funds' internal control over financial reporting.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting.  In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls.  A fund’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  A fund's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the fund; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Fund are being made only in accordance with authorizations of management and trustees of the fund; and (3)  provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a Fund’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis.  A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Funds' annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Funds’ internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States).  However, we noted no deficiencies in the Funds' internal control over financial reporting and their operation, including controls over safeguarding securities, that we consider to be material weaknesses as defined above as of April 30, 2014.

This report is intended solely for the information and use of management and the Board of Trustees of the Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/s/ PricewaterhouseCoopers LLP
San Francisco, California
June 19, 2014

Appendix A

iShares Trust

iShares Dow Jones U.S. ETF
iShares U.S. Energy ETF
iShares U.S. Healthcare ETF
iShares U.S. Technology ETF
iShares U.S. Telecommunications ETF
iShares U.S. Utilities ETF
iShares Transportation Average ETF
iShares U.S. Basic Materials ETF
iShares U.S. Consumer Goods ETF
iShares U.S. Consumer Services ETF
iShares U.S. Financials ETF
iShares U.S. Industrials ETF
iShares U.S. Financial Services ETF
iShares U.S. Real Estate ETF
iShares MSCI KLD 400 Social ETF
iShares MSCI USA ESG Select ETF
iShares Cohen & Steers REIT ETF
iShares U.S. Aerospace & Defense ETF
iShares U.S. Broker-Dealers ETF
iShares U.S. Healthcare Providers ETF
iShares U.S. Home Construction ETF
iShares U.S. Insurance ETF
iShares U.S. Medical Devices ETF
iShares U.S. Oil & Gas Exploration & Production ETF
iShares U.S. Oil Equipment & Services ETF
iShares U.S. Pharmaceuticals ETF
iShares U.S. Regional Banks ETF
iShares Core High Dividend ETF
iShares International Select Dividend ETF
iShares Select Dividend ETF
iShares Morningstar Large-Cap ETF
iShares Morningstar Large-Cap Growth ETF
iShares Morningstar Large-Cap Value ETF
iShares Morningstar Mid-Cap ETF
iShares Morningstar Mid-Cap Growth ETF
iShares Morningstar Mid-Cap Value ETF
iShares Morningstar Small-Cap ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF
iShares Asia Developed Real Estate ETF
iShares Europe Developed Real Estate ETF
iShares Industrial/Office Real Estate Capped ETF
iShares International Developed Real Estate ETF
iShares Mortgage Real Estate Capped ETF
iShares North America Real Estate ETF
iShares Real Estate 50 ETF
iShares Residential Real Estate Capped ETF
iShares Retail Real Estate Capped ETF
iShares Dow Jones U.S. ETF
iShares U.S. Energy ETF
iShares U.S. Healthcare ETF
iShares U.S. Technology ETF
iShares U.S. Telecommunications ETF
iShares U.S. Utilities ETF
iShares Transportation Average ETF
iShares U.S. Basic Materials ETF
iShares U.S. Consumer Goods ETF
iShares U.S. Consumer Services ETF
iShares U.S. Financials ETF
iShares U.S. Industrials ETF
iShares U.S. Financial Services ETF
iShares U.S. Real Estate ETF
iShares MSCI KLD 400 Social ETF
iShares MSCI USA ESG Select ETF
iShares Cohen & Steers REIT ETF
iShares U.S. Aerospace & Defense ETF
iShares U.S. Broker-Dealers ETF
iShares U.S. Healthcare Providers ETF
iShares U.S. Home Construction ETF
iShares U.S. Insurance ETF
iShares U.S. Medical Devices ETF
iShares U.S. Oil & Gas Exploration & Production ETF
iShares U.S. Oil Equipment & Services ETF
iShares U.S. Pharmaceuticals ETF
iShares U.S. Regional Banks ETF
iShares Core High Dividend ETF
iShares International Select Dividend ETF
iShares Select Dividend ETF
iShares Morningstar Large-Cap ETF
iShares Morningstar Large-Cap Growth ETF
iShares Morningstar Large-Cap Value ETF
iShares Morningstar Mid-Cap ETF
iShares Morningstar Mid-Cap Growth ETF
iShares Morningstar Mid-Cap Value ETF
iShares Morningstar Small-Cap ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF
iShares Asia Developed Real Estate ETF
iShares Europe Developed Real Estate ETF
iShares Industrial/Office Real Estate Capped ETF
iShares International Developed Real Estate ETF
iShares Mortgage Real Estate Capped ETF
iShares North America Real Estate ETF
iShares Real Estate 50 ETF
iShares Residential Real Estate Capped ETF
iShares Retail Real Estate Capped ETF
iShares Dow Jones U.S. ETF
iShares U.S. Energy ETF
iShares U.S. Healthcare ETF
iShares U.S. Technology ETF
iShares U.S. Telecommunications ETF
iShares U.S. Utilities ETF
iShares Transportation Average ETF
iShares U.S. Basic Materials ETF
iShares U.S. Consumer Goods ETF
iShares U.S. Consumer Services ETF
iShares U.S. Financials ETF
iShares U.S. Industrials ETF
iShares U.S. Financial Services ETF
iShares U.S. Real Estate ETF
iShares MSCI KLD 400 Social ETF
iShares MSCI USA ESG Select ETF
iShares Cohen & Steers REIT ETF
iShares U.S. Aerospace & Defense ETF
iShares U.S. Broker-Dealers ETF
iShares U.S. Healthcare Providers ETF
iShares U.S. Home Construction ETF
iShares U.S. Insurance ETF
iShares U.S. Medical Devices ETF
iShares U.S. Oil & Gas Exploration & Production ETF
iShares U.S. Oil Equipment & Services ETF
iShares U.S. Pharmaceuticals ETF
iShares U.S. Regional Banks ETF
iShares Core High Dividend ETF
iShares International Select Dividend ETF
iShares Select Dividend ETF
iShares Morningstar Large-Cap ETF
iShares Morningstar Large-Cap Growth ETF
iShares Morningstar Large-Cap Value ETF
iShares Morningstar Mid-Cap ETF
iShares Morningstar Mid-Cap Growth ETF
iShares Morningstar Mid-Cap Value ETF
iShares Morningstar Small-Cap ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF
iShares Asia Developed Real Estate ETF
iShares Europe Developed Real Estate ETF
iShares Industrial/Office Real Estate Capped ETF
iShares International Developed Real Estate ETF
iShares Mortgage Real Estate Capped ETF
iShares North America Real Estate ETF
iShares Real Estate 50 ETF
iShares Residential Real Estate Capped ETF
iShares Retail Real Estate Capped ETF

iShares Dow Jones U.S. ETF
iShares U.S. Energy ETF
iShares U.S. Healthcare ETF
iShares U.S. Technology ETF
iShares U.S. Telecommunications ETF
iShares U.S. Utilities ETF
iShares Transportation Average ETF
iShares U.S. Basic Materials ETF
iShares U.S. Consumer Goods ETF
iShares U.S. Consumer Services ETF
iShares U.S. Financials ETF
iShares U.S. Industrials ETF
iShares U.S. Financial Services ETF
iShares U.S. Real Estate ETF
iShares MSCI KLD 400 Social ETF
iShares MSCI USA ESG Select ETF
iShares Cohen & Steers REIT ETF
iShares U.S. Aerospace & Defense ETF
iShares U.S. Broker-Dealers ETF
iShares U.S. Healthcare Providers ETF
iShares U.S. Home Construction ETF
iShares U.S. Insurance ETF
iShares U.S. Medical Devices ETF
iShares U.S. Oil & Gas Exploration & Production ETF
iShares U.S. Oil Equipment & Services ETF
iShares U.S. Pharmaceuticals ETF
iShares U.S. Regional Banks ETF
iShares Core High Dividend ETF
iShares International Select Dividend ETF
iShares Select Dividend ETF
iShares Morningstar Large-Cap ETF
iShares Morningstar Large-Cap Growth ETF
iShares Morningstar Large-Cap Value ETF
iShares Morningstar Mid-Cap ETF
iShares Morningstar Mid-Cap Growth ETF
iShares Morningstar Mid-Cap Value ETF
iShares Morningstar Small-Cap ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF
iShares Asia Developed Real Estate ETF
iShares Europe Developed Real Estate ETF
iShares Industrial/Office Real Estate Capped ETF
iShares International Developed Real Estate ETF
iShares Mortgage Real Estate Capped ETF
iShares North America Real Estate ETF
iShares Real Estate 50 ETF
iShares Residential Real Estate Capped ETF
iShares Retail Real Estate Capped ETF
iShares Dow Jones U.S. ETF
iShares U.S. Energy ETF
iShares U.S. Healthcare ETF
iShares U.S. Technology ETF
iShares U.S. Telecommunications ETF
iShares U.S. Utilities ETF
iShares Transportation Average ETF
iShares U.S. Basic Materials ETF
iShares U.S. Consumer Goods ETF
iShares U.S. Consumer Services ETF
iShares U.S. Financials ETF
iShares U.S. Industrials ETF
iShares U.S. Financial Services ETF
iShares U.S. Real Estate ETF
iShares MSCI KLD 400 Social ETF
iShares MSCI USA ESG Select ETF
iShares Cohen & Steers REIT ETF
iShares U.S. Aerospace & Defense ETF
iShares U.S. Broker-Dealers ETF
iShares U.S. Healthcare Providers ETF
iShares U.S. Home Construction ETF
iShares U.S. Insurance ETF
iShares U.S. Medical Devices ETF
iShares U.S. Oil & Gas Exploration & Production ETF
iShares U.S. Oil Equipment & Services ETF
iShares U.S. Pharmaceuticals ETF
iShares U.S. Regional Banks ETF
iShares Core High Dividend ETF
iShares International Select Dividend ETF
iShares Select Dividend ETF
iShares Morningstar Large-Cap ETF
iShares Morningstar Large-Cap Growth ETF
iShares Morningstar Large-Cap Value ETF
iShares Morningstar Mid-Cap ETF
iShares Morningstar Mid-Cap Growth ETF
iShares Morningstar Mid-Cap Value ETF
iShares Morningstar Small-Cap ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF
iShares Asia Developed Real Estate ETF
iShares Europe Developed Real Estate ETF
iShares Industrial/Office Real Estate Capped ETF
iShares International Developed Real Estate ETF
iShares Mortgage Real Estate Capped ETF
iShares North America Real Estate ETF
iShares Real Estate 50 ETF
iShares Residential Real Estate Capped ETF
iShares Retail Real Estate Capped ETF